--------------------------------------------------------------------------------

----------------
BERGSTROM
CAPITAL
CORPORATION
----------------


1999 THIRD QUARTER REPORT


Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company,
  Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC,
  San Francisco, California

--------------------------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


                          STOCKHOLDER MEETING RESULTS

  The Annual Meeting of Stockholders of Bergstrom Capital Corporation (the "Company") was held on Monday, November 8, 1999 in the North Cascade Room, The Harbor Club Seattle, Norton Building, 17th Floor, 801 Second Avenue, Seattle, Washington. The two matters voted upon by stockholders and the resulting votes for each matter are presented below.

  1. To elect two directors to hold office until the Annual Meeting of Stockholders in 2002 and until their successors shall be elected and shall qualify.

          Elected Director           For       Withheld       Broker Non-Votes*
     William L. McQueen            903,264      6,126                 0
     Norman R. Nielsen             904,100      5,290                 0
     Other Continuing Directors                             Present Term Expires
     Erik E. Bergstrom                                              2000
     George Cole Scott                                              2000
     William H. Sperber                                             2001

  2. To ratify or reject the selection by the Company's Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company for the year ending December 31, 1999.

       For              Against                     Abstain                     Broker Non-Votes*
     902,238             4,112                       3,040                               0

* Broker non-votes are proxies received by the Company from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  On June 7, 1999, the Company paid a cash dividend of $13.50 per share to stockholders of record on May 20, 1999. This dividend was the annual distribution for the year 1999 under the Company's distribution policy.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis. The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year. The Board of Directors has elected to retain any undistributed net long-term capital gains realized during the year 1999.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

              NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

  It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company's net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. The Internal Revenue Code provides that, within 60 days following the end of such year, the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. The Internal Revenue Code also provides that, if a stockholder owned shares registered in the name of a broker or nominee on December 31 of such year, the broker or nominee would send Form 2439 to such stockholder within 90 days following the end of such year. For the years 1980 through 1984, 1986, 1987, 1989, and 1991 through 1998, the Company retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988 and 1990 all of the net long-term capital gains realized were distributed.

  The Board of Directors has elected to distribute a portion of the net long-term capital gains realized during the year ending December 31, 1999 as a part of the $13.50 per share cash dividend paid on June 7, 1999, and to retain the remainder of the net long-term capital gains realized during the year ending December 31, 1999.

  A Form 1099 will be mailed by January 31, 2000 to all stockholders of record on the dividend record date in 1999 setting forth the specific amounts to be included in their 1999 tax returns.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

221 First Avenue West, Suite 320
Seattle, Washington 98119-4224

November 8, 1999

Dear Fellow Stockholders:

  During the first nine months of 1999 the Company's net assets increased from $200,332,879 to $217,257,983 which is an increase of $16,925,104. This increase in net assets is after payment by the Company of $13,500,000 in dividends ($13.50 per share on June 7, 1999). The increase in net assets, before deducting the payment of dividends, was composed of net investment income of $64,629, realized gain on investments of $45,855,367, and a decrease in unrealized appreciation of $15,494,892.

  The per share net asset value increased from $200.33 on December 31, 1998 to $217.26 on September 30, 1999. After adjustment for the dividends, the per share net asset value increased 15.2%. During the same period the Dow Jones Industrial Average, adjusted for dividends, increased 13.97% and the Standard & Poor's 500 Stock Average, adjusted for dividends, increased 5.37%. The per share net asset value on Friday, November 5, 1999 was $235.68.


  During the first nine months of 1999 the Company had total interest and dividend income of $911,029 as compared to $1,146,219 for the same period in 1998 for a decrease of $235,190. During the first nine months of 1999 operating expenses were $846,400 which is a $109,139 decrease from $955,539 for the first nine months of 1998. The resulting net investment income of $64,629 for the first nine months of 1999 is a decrease of $126,051 from $190,680 for the first nine months of 1998. This resulted in a decrease to $.07 per share versus $.19 per share.

  The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the third quarter of 1999:

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


                                                         SHARES
                                           ------------------------------------
                                                                      HELD
                                                                  SEPTEMBER 30,
SECURITY NAME                              ADDITIONS   REDUCTIONS     1999
------------------------------------------ ---------   ---------- -------------
Alcoa, Inc................................   14,000                   29,000
Alza Corp.................................               70,000            0
America Online, Inc. .....................               31,200            0
Amgen, Inc. ..............................               10,000      335,000
Baxter International, Inc. ...............               10,000       75,000
Clear Channel Communications, Inc. .......   19,141                   74,000
Dresdner RCM International Growth Equity
 Fund.....................................  114,458                  279,712
E M C Corp. Mass..........................               14,000       66,000
Enron Corp................................   67,000(1)                98,000
Forest Laboratories, Inc. ................               25,900            0
Gillette Co. .............................               54,000            0
GTE Corp. ................................   26,400                   54,000
Hewlett Packard Co. ......................   15,000                   29,000
JDS Uniphase Corp. .......................   25,000(2)                25,000
Lucent Technologies, Inc. ................               47,550       35,000
Marriott International, Inc. .............               40,000            0
Pharmacia & Upjohn, Inc. .................   38,000                   38,000
Raytheon Co. .............................   21,000      21,000            0
Safeway, Inc. ............................               22,000            0
Time Warner, Inc. ........................   20,000                   43,000
Tyco International Ltd. New...............               12,000      100,000
Veritas Software Co. .....................   18,500                   18,500
Vodafone Airtouch PLC Sponsored ADR.......    5,500                    5,500
Yahoo, Inc. ..............................   12,400                   21,000

--------
(1) Purchased 18,000 shares and then received 49,000 shares as a stock split.
(2) Purchased 6,000 shares and then received 6,000 shares as a stock split and then purchased 13,000 shares.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

  On June 7, 1999, the Company paid a cash dividend of $13.50 per share to stockholders of record on May 20, 1999. The Company currently estimates that the sources of this dividend will be $.09 per share from net investment income for the year ending December 31, 1999, $1.90 per share from net short-term capital gains realized during the year ending December 31, 1999 and $11.51 per share from net long-term capital gains realized during the year ending December 31, 1999. This dividend was the annual distribution for the year 1999 under the Company's distribution policy. Please refer to the Distribution Policy in this report.

  The value of the Company's investment in the securities of Amgen, Inc. amounted to 12.6% of the Company's total assets at September 30, 1999. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  YEAR 2000 READINESS DISCLOSURE -- Like other investment companies and financial and business organizations worldwide, the Company could be adversely affected if computer systems on which the Company and its service providers rely are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 issue. Failure to address successfully the Year 2000 issue could result in interruptions in and other adverse effects on the Company's business and operations. The Company is continuing its review, both internally and as regards the Company's service providers, of the Year 2000 issue as it may affect the Company. The Company is taking steps it believes are reasonably designed to address the Year 2000 issue. There can be no assurance that these steps will be sufficient. In addition, there can be no assurance that the Year 2000 issue will not have an adverse effect on the companies whose securities are held by the Company or on global markets or economies generally.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds." This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

  On September 30, 1999 the Company moved its offices to 221 First Avenue West, Suite 320, Seattle, Washington 98119-4224. The new telephone number is
(206) 283-0539.

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ WILLIAM L. MCQUEEN

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999 (Unaudited)

Assets:
 Investments, at value (see accompanying schedule):
  Short-term investments (cost $1,145,566)                   $  1,145,566
  Common stocks (cost $111,576,419)                           214,315,628
                                                             ------------
    Total investments (cost $112,721,985)                     215,461,194
 Cash                                                               5,000
 Receivable for securities sold                                 1,913,464
 Interest and dividends receivable                                114,849
                                                             ------------
    Total assets                                              217,494,507
                                                             ------------
Liabilities:
 Advisory fee payable                                             168,054
 Payable for securities purchased                                  17,500
 Other accrued expenses                                            50,970
                                                             ------------
    Total liabilities                                             236,524
                                                             ------------
Net assets applicable to 1,000,000 outstanding shares of
 capital stock equivalent to $217.26 per share on September
 30, 1999                                                    $217,257,983
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS

                                                 NINE MONTHS
                                                    ENDED
                                                  SEPTEMBER     YEAR ENDED
                                                   30, 1999    DECEMBER 31,
                                                  (Unaudited)      1998
Operations:
 Net investment income                           $     64,629  $    163,385
 Realized gain on investments                      45,855,367    16,030,888
 Increase (decrease) in unrealized appreciation   (15,494,892)   40,313,028
                                                 ------------  ------------
 Net increase in net assets resulting from
  operations                                       30,425,104    56,507,301
                                                 ------------  ------------
Dividends to stockholders:
 From net investment income                           (64,629)     (163,385)
 From net realized gain on investments            (13,435,371)  (10,763,990)
                                                 ------------  ------------
    Total dividends to stockholders ($13.50 per
     share--1999; $10.75 per share--1998)         (13,500,000)  (10,927,375)
                                                 ------------  ------------
Cost of shares of Bergstrom Capital Corporation
 stock repurchased (28,400 shares--1998)                  --     (4,141,868)
                                                 ------------  ------------
Total increase in net assets                       16,925,104    41,438,058
Net assets, beginning of period                   200,332,879   158,894,821
                                                 ------------  ------------
Net assets, end of period                        $217,257,983  $200,332,879
                                                 ============  ============

See also Notes to Financial Statements in the Company's 1999 Semi-Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 (Unaudited)

Investment Income:
 Interest                                                         $    25,058
 Dividends                                                            885,971
                                                                  -----------
    Total income                                                      911,029
                                                                  -----------
Expenses:
 Advisory fees                                                        510,557
 Directors' fees and expenses                                          67,408
 Officer's salary and related expenses                                 63,475
 Accounting expenses                                                   45,891
 Auditing fees                                                         45,600
 Legal fees                                                            35,876
 Transfer agent fees and expenses                                      20,189
 Other expenses                                                        18,176
 Custodian fees                                                        16,390
 Stockholders' meeting and reports                                     11,452
 State and other taxes                                                  6,136
 Fee for shares listed on American Stock Exchange                       5,250
                                                                  -----------
    Total expenses                                                    846,400
                                                                  -----------
Net investment income ($.07 per share)                                 64,629
                                                                  -----------
Realized and unrealized gain on investments:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sale of securities                    $89,059,541
  Cost of securities sold                              43,204,174
                                                      -----------
    Realized gain on investments sold                              45,855,367
 Unrealized appreciation of investments:
  Beginning of period                                 118,234,101
  End of period                                       102,739,209
                                                      -----------
    Decrease in unrealized appreciation                           (15,494,892)
                                                                  -----------
Net gain on investments ($30.36 per share)                         30,360,475
                                                                  -----------
Net increase in net assets resulting from operations              $30,425,104
                                                                  ===========


See also Notes to Financial Statements in the Company's 1999 Semi-Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
September 30, 1999 (Unaudited)

 Shares                                             Cost        Value
           Short-Term Investments (0.5%):
 1,145,566 SSgA Money Market Fund                $ 1,145,566 $ 1,145,566
 ---------                                       ----------- -----------
 1,145,566 Total--Short-Term Investments           1,145,566   1,145,566
 =========                                       ----------- -----------

           Common Stocks (99.5%):
           Aerospace (1.3%):
    30,000 General Dynamics Corp.                  1,860,461   1,873,125
    15,000 United Technologies Corp.                 931,836     889,687
                                                 ----------- -----------
                                                   2,792,297   2,762,812
                                                 ----------- -----------

           Banks (2.7%):
    52,000 Bank New York, Inc.                     1,065,418   1,738,750
    52,500 Citigroup, Inc.                         1,433,940   2,310,000
    69,000 Firstar Corp.                           1,584,346   1,768,125
                                                 ----------- -----------
                                                   4,083,704   5,816,875
                                                 ----------- -----------

           Beverages (2.1%):
    60,000 Coca Cola Enterprises, Inc.               810,797   1,353,750
    67,500 Coca-Cola Co.                              90,276   3,244,219
                                                 ----------- -----------
                                                     901,073   4,597,969
                                                 ----------- -----------

           Biotechnology (12.7%):
   335,000 Amgen, Inc. (A)                           875,103  27,302,500
                                                 ----------- -----------

           Broadcasting (2.7%):
    74,000 Clear Channel Communications, Inc.      4,134,953   5,910,750
                                                 ----------- -----------

           Communication Systems (8.1%):
    18,000 Bell Atlantic Corp.                     1,029,039   1,211,625
    30,000 Global TeleSystems Group, Inc.            915,940     591,562
    54,000 GTE Corp.                               3,660,857   4,151,250
    91,000 MCI WorldCom, Inc.                      2,114,237   6,540,625
    36,000 Nextel Communications, Inc.               539,000   2,441,250
    23,000 SBC Communications, Inc.                1,075,954   1,174,437
     5,500 Vodafone Airtouch PLC Sponsored ADR     1,031,924   1,307,625
                                                 ----------- -----------
                                                  10,366,951  17,418,374
                                                 ----------- -----------

           Computers and Information (2.9%):
    29,000 Hewlett-Packard Co.                     2,656,760   2,668,000
    29,100 International Business Machines         3,159,922   3,532,012
                                                 ----------- -----------
                                                   5,816,682   6,200,012
                                                 ----------- -----------


BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SHARES

         Common Stocks (Unaudited)--Continued
                                                       Cost        Value
         Diversified Technology (1.9%):
  45,000 Nokia Corp. Sponsored ADR                  $   403,923 $ 4,041,562
                                                    ----------- -----------

         Drugs and Health Supplies (2.8%):
  20,000 Johnson & Johnson                            1,336,220   1,837,500
  63,000 Pfizer, Inc.                                   823,740   2,264,062
  38,000 Pharmacia & Upjohn, Inc.                     2,102,769   1,885,750
                                                    ----------- -----------
                                                      4,262,729   5,987,312
                                                    ----------- -----------

         Electrical Components (2.1%):
  38,000 General Electric Co.                         2,112,833   4,505,375
                                                    ----------- -----------

         Electronics/New Technology (12.2%):
  81,000 Cisco Systems, Inc.                          1,322,839   5,553,562
  66,000 EMC Corp. Mass                               2,717,882   4,714,875
  30,000 Intel Corp.                                  1,359,819   2,229,375
  25,000 JDS Uniphase Corp.                           2,121,910   2,845,313
  35,000 Lucent Technologies, Inc.                    1,134,863   2,270,625
  20,000 Motorola, Inc.                               1,464,544   1,760,000
  28,000 Qualcomm, Inc.                               2,182,438   5,297,250
  20,000 Texas Instruments, Inc.                      1,047,200   1,645,000
                                                    ----------- -----------
                                                     13,351,495  26,316,000
                                                    ----------- -----------

         Financial Services, Diversified (0.7%):
  15,000 Federal Home Loan Mortgage Corp.               799,226     780,000
  13,000 Federal National Mortgage Association          316,586     814,938
                                                    ----------- -----------
                                                      1,115,812   1,594,938
                                                    ----------- -----------

         Health Care Services (0.6%):
  22,500 Cardinal Health, Inc.                        1,182,982   1,226,250
                                                    ----------- -----------

         Household Products (Non-Durable) (0.4%):
  10,000 Proctor & Gamble Co.                           238,425     937,500
                                                    ----------- -----------

         Industrial Machinery (4.8%):
 100,000 Tyco International Ltd. New                  2,573,591  10,325,000
                                                    ----------- -----------

         Insurance (2.2%):
  43,750 American International Group, Inc.             753,200   3,803,516
  14,300 Marsh & McLennan Companies, Inc.             1,016,776     979,550
                                                    ----------- -----------
                                                      1,769,976   4,783,066
                                                    ----------- -----------


BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SHARES

         Common Stocks (Unaudited)--Continued
                                                        Cost        Value
         Medical Supplies (2.9%):
  37,000 American Home Products Corp.                $ 1,755,990 $ 1,535,500
  75,000 Baxter International, Inc.                      558,049   4,518,750
                                                     ----------- -----------
                                                       2,314,039   6,054,250
                                                     ----------- -----------

         Metal Mining (0.8%):
  29,000 Alcoa, Inc.                                   1,833,602   1,799,813
                                                     ----------- -----------

         Petroleum Services (1.9%):
  16,500 Chevron Corp.                                 1,515,609   1,464,375
  42,500 Conoco, Inc.                                  1,145,573   1,179,375
  25,000 Schlumberger Ltd.                             1,484,671   1,557,813
                                                     ----------- -----------
                                                       4,145,853   4,201,563
                                                     ----------- -----------

         Pharmaceuticals (5.3%):
  32,000 Bristol-Myers Squibb Co.                        215,411   2,160,000
  54,000 Lilly Eli & Co.                               1,545,624   3,456,000
  56,000 Schering-Plough Corp.                           487,840   2,443,000
   8,000 Sepracor, Inc.                                  497,400     604,000
  40,000 Warner Lambert Co.                              665,208   2,655,000
                                                     ----------- -----------
                                                       3,411,483  11,318,000
                                                     ----------- -----------

         Publishing (1.2%):
  43,000 Time Warner, Inc.                             2,791,697   2,612,250
                                                     ----------- -----------

         Recreational Activities (0.8%):
  39,500 Carnival Corp.                                2,002,201   1,718,250
                                                     ----------- -----------

         Regulated Investment Companies (6.4%):
 815,000 Dresdner RCM Growth Equity Fund, Inc. (B)     4,311,350   5,403,450
 279,712 Dresdner RCM International Growth Equity
          Fund (B)                                     4,055,956   4,721,538
 450,000 Dresdner RCM Small Cap Fund (B)               4,085,154   3,730,500
                                                     ----------- -----------
                                                      12,452,460  13,855,488
                                                     ----------- -----------

         Restaurants (2.0%):
 100,000 McDonalds Corp.                               1,962,886   4,300,000
                                                     ----------- -----------


BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

SHARES

         Common Stocks (Unaudited)--
         Continued
                                               Cost        Value
         Retail Trade (8.5%):
  67,500 Bed Bath & Beyond, Inc.           $  1,048,624 $  2,358,281
  30,800 Circuit City Stores                  1,170,649    1,299,375
  58,000 Colgate Palmolive Co.                2,255,864    2,653,500
  34,000 Costco Companies, Inc.               2,115,016    2,448,000
  23,000 Dayton Hudson Corp.                  1,177,430    1,381,438
  30,000 Home Depot, Inc.                       943,546    2,058,750
  20,000 Kohls Corp.                            949,282    1,322,500
  25,000 Nike, Inc. Class B                   1,507,174    1,421,875
  60,000 Walgreen Co.                         1,542,744    1,522,500
  40,000 Wal-Mart Stores, Inc.                1,183,376    1,902,500
                                           ------------ ------------
                                             13,893,705   18,368,719
                                           ------------ ------------

         Software and Processing (7.6%):
  39,300 BMC Software, Inc. (A)                   9,201    2,812,406
  92,000 Microsoft Corp. (A)                  2,935,537    8,331,750
  18,500 Veritas Software Co.                 1,017,500    1,404,844
  21,000 Yahoo, Inc.                          3,306,092    3,769,500
                                           ------------ ------------
                                              7,268,330   16,318,500
                                           ------------ ------------

         Utilities (1.9%):
  98,000 Enron Corp.                          3,517,634    4,042,500
                                           ------------ ------------

         Totals--Common Stocks              111,576,419  214,315,628
                                           ------------ ------------
         Totals--Investments               $112,721,985 $215,461,194
                                           ============ ============

(A) Non-income producing securities.
(B) Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.

See also Notes to Financial Statements in the Company's 1999 Semi-Annual Report to Stockholders.

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

ERIK E. BERGSTROM                       GEORGE COLE SCOTT
Chairman                                Registered Representative
                                        Anderson & Strudwick Incorporated
WILLIAM L. McQUEEN                      President
President and Treasurer                 Closed-End Fund Advisors, Inc.

NORMAN R. NIELSEN                       WILLIAM H. SPERBER
Manager and Senior Member               Chairman, President and
  of Research Staff                       Chief Executive Officer
SRI Consulting                          The Trust Company of Washington
                                        Director and President
                                        Manzanita Capital, Inc.

OFFICERS

WILLIAM L. McQUEEN                      PAMELA A. FIORINI
President and Treasurer                 Secretary

                                        ELIZABETH C. HEDLUND
                                        Assistant Secretary

 -----------------------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

221 First Avenue West, Suite 320
Seattle, Washington 98119-4224
(206) 283-0539

--------------------------------------------------------------------------------

                                [RECYCLE LOGO]